UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2004

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

(617) 491-9700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2004, Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), held a public conference call featuring a presentation by senior management that included a discussion of the Company’s results of operations for the quarter ended September 30, 2004.  A transcript of the conference call is furnished as exhibit 99.1 to this Current Report on Form 8-K.  In addition, the Company issued a related press release, dated November 5, 2004,  to announce its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including exhibit 99.1 and exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Transcript of the November 5, 2004 conference call regarding fiscal 2004 third quarter earnings of Momenta Pharmaceuticals, Inc.
99.2	Press release issued by Momenta Pharmaceuticals, Inc. dated November 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

	By:	/s/ RICHARD P. SHEA

Richard P. Shea
Chief Financial Officer
(Principal Financial Officer)
Date: November 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of the November 5, 2004 conference call regarding fiscal 2004 third quarter earnings of Momenta Pharmaceuticals, Inc.
99.2	Press release issued by Momenta Pharmaceuticals, Inc., dated November 5, 2004.